                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                    Cyrk, Inc.
                 (Name of Registrant as Specified In Its Charter)


                    (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:


4) Date Filed:

--------------------------------------------------------------------------------

                                   CYRK, INC.
                                  3 POND ROAD
                        GLOUCESTER, MASSACHUSETTS 01930
                                 (508) 283-5800

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

TO THE STOCKHOLDERS OF CYRK, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Cyrk, Inc., a Delaware corporation, will be held as follows:

        DATE:           Thursday, May 8, 1997
        PLACE:          The offices of Choate, Hall & Stewart
                        Exchange Place, 53 State Street - 36th Floor
                        Boston, Massachusetts

        TIME:           10:00 a.m., local time

        PURPOSES:       To elect one Class I director to serve for a term of
                        three years and until his successor is elected and qualified;

                        To approve and ratify an amendment to the 1993 Omnibus Stock Plan to increase the number of shares of Common Stock available for issuance thereunder from 2,000,000 to 3,000,000;

                        To approve and ratify an amendment to the 1993 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder from 150,000 to 300,000;

                        To approve and ratify the adoption of the 1997 Acquisition Stock Plan;

                        To ratify the Board of Directors' appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the 1997 fiscal year; and

                        To transact such other business as may properly come before the meeting or any adjournment thereof.


Only stockholders of record at the close of business on March 27, 1997 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

April 9, 1997                               By Order of the Board of Directors
                                            Patricia J. Landgren
                                            Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                                   CYRK, INC.
                                  3 POND ROAD
                        GLOUCESTER, MASSACHUSETTS 01930
                                 (508) 283-5800

                                PROXY STATEMENT

                              GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of Cyrk, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 8, 1997 at the offices of Choate, Hall & Stewart, Exchange Place, 53 State Street - 36th Floor, Boston, Massachusetts and at any adjournment of the meeting. Proxies in the form enclosed will be voted at the meeting if they are properly executed, dated and returned to the Company prior to the meeting and are not revoked prior to the voting.

A proxy may be revoked at any time before it is voted by giving to the Secretary of the Company written notice of revocation executed by the stockholder of record, by delivering a duly executed proxy bearing a later date, or by the stockholder attending the meeting and voting his or her shares in person.

The Company's Annual Report for the year ended December 31, 1996, is being mailed with this Notice of Annual Meeting and Proxy Statement on or about April 9, 1997.

MATTERS TO BE CONSIDERED

The Annual Meeting has been called for the following purposes:

        1. To elect one Class I director to serve for a term of three years and until his successor is elected and qualified;

        2. To approve and ratify an amendment to the 1993 Omnibus Stock Plan to increase the number of shares of Common Stock available for issuance thereunder from 2,000,000 to 3,000,000;

        3. To approve and ratify an amendment to the 1993 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder from 150,000 to 300,000;

        4.       To approve and ratify the adoption of the 1997 Acquisition
                 Stock Plan;

        5. To ratify the Board of Directors' appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the 1997 fiscal year; and

        6. To transact such other business as may properly come before the meeting and any adjournment thereof.

RECORD DATE AND VOTING

Only stockholders of record at the close of business on March 27, 1997 (the "Record Date") are entitled to notice of, and to vote at, the meeting or any adjournment thereof. At the close of business on the Record Date, there were 10,813,654 shares of the Company's common stock, $0.01 par value ("Common Stock") so held. The shares represented by duly executed proxies in the form solicited by the Board of Directors will be voted at the meeting in accordance with the choices specified thereon. If a proxy is executed, but no choice is specified, the shares will be voted as follows:

        1. FOR the election of the nominee named herein, to serve for a term of three years and until his successor is elected and qualified.

        2. FOR the approval and ratification of an amendment to the 1993 Omnibus Stock Plan to increase the number of shares of Common Stock available for issuance thereunder from 2,000,000 to 3,000,000.

        3. FOR the approval and ratification of an amendment to the 1993 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder from 150,000 to 300,000;

        4. FOR the approval and ratification of the adoption of the 1997 Acquisition Stock Plan;

        5. FOR the ratification of the Board of Directors' appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the 1997 fiscal year; and

        6. In the discretion of the proxy holders as to the transaction of any other business that may properly come before the meeting. The directors do not know of any such other matter or business to be brought before the meeting.

QUORUM, ABSTENTIONS, NON-VOTES AND VOTE REQUIRED

The presence in person or representation by proxy of the holders of a majority of the Company's Common Stock entitled to vote is necessary to constitute a quorum for the matters to be voted upon. In the absence of a quorum, the stockholders present may nevertheless adjourn the meeting.

A holder of record of Common Stock is entitled to one vote for each share so held on the Record Date. Abstentions and broker non-votes (i.e. the lack of a vote on a matter as to which the holder has no voting authority) are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting, but will not be treated as negative votes and consequently will have no effect on the voting.

The affirmative vote of the holders of a plurality of the votes cast either in person or by proxy is required to elect directors. Approval of each other matter before the meeting requires the affirmative vote of the holders of a majority of the aggregate number of shares of Common Stock voted "for" and "against" such matter.

PROXY SOLICITATION AND EXPENSES

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company, and all expenses for such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and employees of the Company, and if deemed necessary, through a third party solicitation agent by means of personal interview, telephone, facsimile or telegram. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to solicit their customers who are beneficial owners of Common Stock and to forward solicitation materials to such beneficial owners. The Company will reimburse them for their reasonable out-of-pocket expenses incurred in such solicitation.

                             ELECTION OF DIRECTORS

The Restated Certificate of Incorporation of the Company provides that the number of directors shall be determined from time to time by the Board of Directors (but shall be no less than three and no more than fifteen) and that the Board shall be divided into three classes. There are currently five directors. The newly-elected Class I director will hold office until the 2000 Annual Meeting of Stockholders and until his successor is elected and qualified. The nominee is currently a director and has expressed his intention to serve if re-elected. Should the nominee become unavailable to serve when elected, the proxy holders may vote the proxy (unless authority to vote has been withheld for such nominee) for the election of any other person the Board of Directors may recommend. The proxy solicited by this Proxy Statement cannot be voted for more than one person.

The following table lists the names and ages of the directors and the nominee, the year in which each director was first elected a director of the Company and the year his term expires:

                                                      YEAR
      NAME                            AGE   CLASS  TERM EXPIRES  DIRECTOR SINCE
      ----                            ---   -----  ------------  --------------
      Joseph W. Bartlett (nominee)    63      I         1997          1993
      Patrick D. Brady                41     II         1998          1990
      Joseph Anthony Kouba            49     II         1998          1997
      Louis Marx, Jr.                 65    III         1999          1993
      Gregory P. Shlopak              50    III         1999          1990

BUSINESS HISTORY OF DIRECTORS AND NOMINEES

MR. BARTLETT is a partner in the law firm of Morrison & Foerster LLP. Prior to this he was a partner in the law firm of Mayer, Brown & Platt from July 1991 until March 1996. From 1969 until November 1990 he was a partner of, and from November 1990 until June 1991 he was of counsel to, the law firm of Gaston & Snow. An involuntary petition under chapter 11 of the federal bankruptcy laws was filed against Gaston & Snow in October 1991. Mr. Bartlett served as Undersecretary of the United States Department of Commerce from 1967 to 1968 and as law clerk to the Chief Justice of the United States in 1960.

MR. BRADY is a founder of the Company and has served as one of its directors since its incorporation in 1990. Mr. Brady was the Chief Operating Officer and Treasurer of the Company from May 1990 until May 1993 and served as Chief Financial Officer from May 1993 to September 1994. Mr. Brady was elected President and Chief Operating Officer of the Company in May 1993. From September 1986 to February 1989, Mr. Brady was the director of the mergers and acquisitions group of the investment banking department of BNY Associates, Incorporated, an investment banking subsidiary of The Bank of New York Company, Inc. (formerly BNE Associates, Inc., a subsidiary of The Bank of New England, N.A.).

MR. KOUBA was elected to the Board of Directors on April 4, 1997. Since 1980, Mr. Kouba has served as the Chief Executive Officer and a director of Cloverleaf Group, Inc., which is engaged in the real estate investment business. Additionally, since 1995, Mr. Kouba has been a director of Motels of America, Inc., an owner and operator of lodging facilities throughout the United States, and Trusted Brands, Inc., a provider of strategic and organizational planning.

MR. MARX founded the Noel Group, Inc., a venture capital firm, in 1969. He served as the President of Noel from 1969 until December 1987 and Chairman of the Board and Chief Executive Officer from December 1987 until April 1988, and has served as Chairman of the Executive Committee of the Board since April 1988. In addition, Mr. Marx is the Chairman of the Executive Committee of the Board of The Forschner Group, Inc., the exclusive United States and Canadian importer and distributor of Victorinox Swiss Army brand knives and Swiss Army brand watches.

MR. SHLOPAK is a founder of the Company and has served as one of its directors since its incorporation in 1990. From May 1990 to May 1993, Mr. Shlopak served as the Company's President and Secretary and was elected Chairman of the Board and Chief Executive Officer in May 1993. Mr. Shlopak was also the founder, President and a director of a company engaged in the manufacture of custom screen-printed and embroidered apparel and accessories that was incorporated in 1976 and merged into the Company in July 1993.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR.

MEETINGS OF THE BOARD AND ITS COMMITTEES

The Board of Directors held three meetings in March, April and November of 1996, all of which were attended by each director, except for Mr. Kouba who did not join the Board of Directors until 1997. The only standing committees of the Board are the Audit Committee and the Compensation Committee.

The Audit Committee (comprised of Messrs. Bartlett and Marx) reviews the Company's system of internal controls, recommends the appointment of the Company's independent auditors, and periodically reviews their services. There was one meeting held by the Audit Committee during 1996.

The Compensation Committee (comprised of Mr. Bartlett and through April 4, 1997, Mr. Marx; effective April 5, 1997, Mr. Kouba) reviews and determines compensation payable to officers of the Company and administers the Company's stock plans. There was one meeting held by the Compensation Committee during 1996. In addition, the Committee transacted certain business through written consents.

DIRECTORS' COMPENSATION

Directors who are employees of the Company receive no compensation, as such, for their services on the Board. Directors who are not employees of the Company receive $1,000 for each Board meeting they attend and are also reimbursed for out-of-pocket expenses incurred in attending such meetings. In addition, on March 31, of each year non-employee directors of the Company are automatically granted a stock option under the Company's Non-Employee Director Stock Option Plan covering 5,000 shares of Common Stock that vests in two equal installments on the first and second anniversaries of the date of grant.

SECTION 16(a) REPORTS

Based solely on its review of copies of reports filed by reporting persons of the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, or a written representation from certain reporting persons that no Form 5 filing was required for such person, the Company believes that all filings required to be made by reporting persons of the Company were timely made in accordance with the requirements of that Act.

                    AMENDMENT TO THE 1993 OMNIBUS STOCK PLAN

On April 4, 1997, the Board of Directors of the Company adopted an amendment to the 1993 Omnibus Stock Plan (the "Omnibus Plan") to increase the maximum number of shares of Common Stock available for issuance thereunder from 2,000,000 to 3,000,000 shares. The purpose of the increase is to permit the continuing grant of stock options to employees, officers, directors and consultants which the Board of Directors believes is necessary to continue to attract and retain such persons, particularly in view of the fact that the Company's business is dependent upon its human resources. The executive officers and directors of the Company are eligible to receive options and restricted stock under the Omnibus Plan and will therefore benefit from such approval.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE AMENDMENT TO THE OMNIBUS STOCK PLAN

              DESCRIPTION OF THE COMPANY'S 1993 OMNIBUS STOCK PLAN

GENERAL. The Omnibus Stock Plan was adopted by the Board of Directors and approved by stockholders on May 10, 1993. On May 23, 1994, the stockholders approved an amendment to the Omnibus Plan to increase the number of shares available for issuance thereunder from 525,000 to 925,000. On December 23, 1994, the stockholders approved another amendment to the Omnibus Plan to increase the shares available for issuance thereunder from 925,000 to 2,000,000. The Omnibus Plan currently provides for the issuance of a maximum of 2,000,000 shares of Common Stock pursuant to the grant of incentive stock options to employees and the grant of non-qualified stock options or restricted stock to employees, consultants, directors and officers of the Company and its subsidiaries.

The Omnibus Plan is administered by the Compensation Committee of the Board of Directors, except as to executive officers of the Company as to whom the plan is administered by the Board of Directors. Subject to the provisions of the plan itself, the Compensation Committee has the authority to select the recipients of options and restricted stock and determine the terms of the options or restricted stock granted, including: (i) the number of shares; (ii) the exercise period (which may not exceed ten years); (iii) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the fair market value of the Common Stock on the date of grant); (iv) the type and duration of transfer or other restrictions; and (v) the time and form of payment for restricted stock and upon exercise of options. Options granted are not transferable by the option holder except by will or by the laws of descent and distribution. Also, generally, no incentive stock option may be exercised more than 60 days following termination of employment. In the event that termination is due to death or disability, however, the option is exercisable for a maximum of 180 days after such termination. The number of shares for which options may be granted under the Omnibus Plan to any person in any fiscal year is limited to 500,000. Options granted to date generally become exercisable in equal installments over a three-year period on the first, second and third anniversaries of the grant date and expire on the tenth anniversary of the grant date, except that the exercisability of options granted in July 1993 and December 1993 to purchase an aggregate of 228,159 shares was accelerated on November 3, 1994, such that those options became exercisable in full on that date.

At April 7, 1997, there were outstanding under the Omnibus Plan options held by employees of the Company to purchase an aggregate of 1,774,203 shares of Common Stock. No additional shares are available for grant. The exercise prices of all options granted through April 7, 1997 have ranged from $10.00 to $23.25 per share. These options expire between July 2003 and April 2007. Approximately 510 employees are eligible to receive options and restricted stock under the Omnibus Plan. The last sale price of the Common Stock on April 7, 1997 as reported by the Nasdaq National Market was $11.50 per share.

The following table sets forth the number of shares for which options have been granted through April 7, 1997 under the Omnibus Plan to each executive officer, the current executive officers as a group, the non-employee directors and the non-executive officer employees.

NAME OR GROUP                                                 NUMBER OF SHARES
-------------                                                 ----------------
Gregory P. Shlopak                                                  230,000
Patrick D. Brady                                                    230,000
Terry B. Angstadt                                                    97,500
Dominic F. Mammola                                                   80,000
Current executive officers as a group (4 persons)                   637,500
Non-employee directors                                                    0
Non-executive officer employees                                   1,136,703


FEDERAL INCOME TAX INFORMATION. Set forth below is a general summary of the federal income tax consequences to the Company and to recipients who receive options or restricted stock under the Omnibus Plan. The following summary is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

     Tax Treatment of Non-Qualified Stock Options. Under Section 83 of the Code, optionees realize no taxable income when a non-qualified stock option ("NSO") is granted. Instead, the difference between the fair market value of the stock and the option price paid is taxed as ordinary compensation income, on or after the date on which the option is exercised. The difference is measured and taxed as of the date of exercise if the stock is not subject at that time to a "substantial risk of forfeiture," as defined in Section 83. To the extent that the stock is subject to a substantial risk of forfeiture, the difference is measured as of the date or dates on which the risk terminates. The Omnibus Plan permits the Compensation Committee to impose repurchase rights on stock acquired upon exercise of options that would constitute such a "substantial risk of forfeiture." If such repurchase rights are imposed, the optionee would recognize taxable income and incur a tax liability, and the optionee's holding period for tax purposes would commence, in the year or years that the substantial risk of forfeiture terminates with respect to the stock.

     Alternatively, an optionee holding an NSO may elect, within thirty days after the option is exercised, in accordance with Section 83(b), to be taxed on the difference between the option exercise price and the fair market value of the stock on the date of exercise even though the stock acquired is subject to a substantial risk of forfeiture. If the optionee makes this election, subsequent changes in the value of the

     Common Stock at the time the forfeiture provisions lapse will not result in ordinary compensation income to the optionee.

     The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the option, in the same amount as the income recognized by the optionee.

     Tax Treatment of Incentive Stock Options. Under Section 422 of the Code, an optionee incurs no federal income tax liability on either the grant or exercise of an incentive stock option ("ISO"). Provided that the stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on the subsequent sale of stock will be taxed as long-term capital gain. If the stock is disposed of within a shorter period, the optionee will be taxed, with respect to the gain realized, as if he or she had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and its fair market value on the date on which the option was granted. The balance of the gain realized will be taxed as capital gain, long-term or short-term depending on the holding period since the date of exercise.

     The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the optionee recognizes ordinary compensation income on account of a premature disposition of ISO stock in the same amount and at the same time as the optionee's recognition of income.

     Tax Treatment of Purchases of Restricted Stock. An employee or consultant who receives a grant of restricted stock generally will not recognize taxable income at the time such stock is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee or consultant for the restricted stock. Alternatively, an employee or consultant receiving restricted stock may elect, in accordance with
     Section 83(b) of the Code, to be taxed on the excess of the fair market value of the shares of restricted stock at the time of grant over the amount, if any, paid by the employee or consultant, notwithstanding the transfer and forfeiture restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee or consultant. The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee or consultant and the Company will be entitled to a deduction at the same time and in the same amount.

            AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

On April 4, 1997, the Board of Directors of the Company adopted an amendment to the Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares of Common Stock available for issuance thereunder from 150,000 to 300,000 shares. The purpose of the increase is to provide the employees of the Company with the continued opportunity to participate in the Company's growth through the purchase of Common Stock at a discount from market value. The executive officers of the Company, other than those who own 5% or more of the stock of the Company, are eligible to participate in this plan and, accordingly, could benefit from such approval.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
               THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

           DESCRIPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

GENERAL. The Company's Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Board of Directors and approved by stockholders on May 10, 1993. It is intended to provide employees of the Company and its subsidiaries with an opportunity to participate in the growth of the Company through the purchase of Common Stock at a discount from market value. Currently, an aggregate of 150,000 shares of Common Stock has been reserved for issuance pursuant to this plan. The Stock Purchase Plan is administered by the Compensation Committee.

All employees of the Company whose customary employment is in excess of 20 hours per week and more than five months per year, other than those employees who own 5% or more of the stock of the Company, are eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan is implemented by offerings of such duration as the Compensation Committee determines, provided that no offering period may be longer than 27 months. An eligible employee participating in an offering is able to purchase Common Stock at a price equal to the lesser of (i) 85% of its fair market value on the date the right was granted or (ii) 85% of its fair market value on the date the right was exercised. Payment for Common Stock purchased under the plan is through regular payroll deduction or lump sum cash payment, or both, as determined by the Compensation Committee. The maximum value of Common Stock an employee may purchase during an offering period is 10% of the employee's base compensation during such period, calculated on the basis of the employee's compensation rate on the date the employee elects to participate in the offering. At April 7, 1997 572 employees were eligible to participate in the Stock Purchase Plan and an aggregate of 100,394 shares had been purchased under the Stock Purchase Plan and 49,606 remained available for future issuance. Since the adoption of the Stock Purchase Plan, an aggregate of 2,215 shares have been purchased by two of the Company's executive officers at prices at prices ranging from $9.56 to $20.93.

EMPLOYEE STOCK PURCHASE PLAN -- FEDERAL INCOME TAX INFORMATION. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Section 423 provides that no federal income tax is paid by the employee, and the Company is entitled to no deduction, at either the beginning or end of an offering period. The federal income tax consequences upon disposition of the shares acquired pursuant to an offering under the Stock Purchase Plan depend on when such disposition occurs. If the disposition occurs after the expiration of both (i) two years from the offering commencement date and (ii) one year from the purchase date, and the fair market value of the stock on the date of disposition is higher than the price paid for the stock, the employee will recognize compensation taxable as ordinary income equal to the lesser of (1) the excess of the fair market value of the stock on the offering commencement date over the option price; and (2) the excess of the fair market value of the stock at the time of disposition over the price paid for it. If the disposition occurs before the expiration of either of the above two dates, the employee will recognize the excess of the fair market value of the stock on the date of the purchase over the option price as compensation taxable as ordinary income even though there may have been no gain on the disposition of the stock. To the extent of reported ordinary income in such case, the Company will be allowed a tax deduction in an equal amount. Any gain recognized in excess of the amount reported as ordinary income will be reported as long or short term capital gain, depending on how long after the purchase date the disposition occurs.

                      PROPOSED 1997 ACQUISITION STOCK PLAN

On April 4, 1997, the Board of Directors of the Company adopted the 1997 Acquisition Stock Plan (the "1997 Plan") for officers, employees and directors of, and other persons providing services to, the Company and its subsidiaries, in connection with the acquisition by the Company of other businesses and lines of business, subject to approval of the 1997 Plan by the stockholders of the Company. There are 1,000,000 shares reserved for issuance under the 1997 Plan. The purpose of the 1997 Plan is to provide incentives to employees, officers, directors and consultants of the Company in connection with the acquisition by the Company of other businesses and lines of business. The executive officers and directors of the Company will be eligible to receive options and restricted stock under the 1997 Plan and will therefore benefit from such approval.

If the 1997 Plan is approved by the stockholders of the Company, the Company intends to file a Registration Statement on Form S-8 covering the shares of Common Stock issuable pursuant to the 1997 Plan, and upon the effectiveness of such Registration Statement, all such shares will be, when issued, eligible for resale in the public market.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1997
                             ACQUISITION STOCK PLAN

            DESCRIPTION OF THE COMPANY'S 1997 ACQUISITION STOCK PLAN

The 1997 Plan is identical in all respect to the Omnibus Plan except that the number of shares available for issuance under the 1997 Plan is 1,000,000 shares and the 1997 Plan is intended to provide incentives in connection with acquisitions of other businesses by the Company. On April 4, 1997, options to purchase an aggregate of 195,500 shares of Common Stock at an exercise price of not less than fair market value as of the date of grant were granted under the 1997 Plan to 21 employees of a business acquired by the Company effective April 7, 1997. All of these options expire in April 2007. The vesting of certain of these options is contingent in part upon the financial performance of the acquired business and vesting of certain options accelerates upon death or disability. No options or grants of restricted stock have been issued to any directors or executive officers of the Company under the 1997 Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of the Company's Common Stock at March 27, 1997. Except as otherwise indicated in the footnotes, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to the shares of Common Stock shown as beneficially owned by them.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth each person known by the Company (other than executive officers) to own beneficially 5% or more of the outstanding Common
Stock.

NAME AND ADDRESS                              NUMBER OF SHARES      PERCENTAGE
OF BENEFICIAL OWNER                           OF COMMON STOCK        OF CLASS
-------------------                           ----------------      ----------
The Equitable Companies Incorporated(1)           2,074,900            19.2%
787 Seventh Avenue
New York, NY 10019

The Kaufmann Fund, Inc.                           1,200,000            11.1%
140 East 45th Street
New York, NY 10017

Husic Capital Management                            908,000             8.4%
555 California Street, Suite 2900
San Francisco, CA 94105


-------------
1       The information concerning this holder is based solely on information contained in filings it has made with the Securities and Exchange
        Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange
        Act of 1934, or in written communications to the Company or the
        Company's representatives. The Equitable Companies Incorporated (the
        "Equitable Companies") is the parent holding company of Alliance Capital
        Management L.P., a registered investment adviser ("Alliance"), which is deemed to have sole voting power as to 1,941,400 of these shares and sole dispositive power as to all of the shares. Alliance indicates that it acquired the shares solely for investment purposes on behalf of client discretionary investment advisory accounts. A majority interest in the Equitable Companies is owned beneficially by AXA (23, Avenue
        Matignon, Paris, France), and a group of five French mutual funds located in Paris, France beneficially owns a majority interest in AXA.

2 The information concerning this holder is based solely on information contained in filings it has made with the Securities and Exchange
        Commission pursuant to Sections 13(f) and 13(g) of the Securities
        Exchange Act of 1934 indicating that it has sole power to vote or direct the vote as to all of shares and sole power to dispose or to direct the disposition of all of the shares.

3 The information concerning this holder is based solely on information contained in filings it has made with the Securities and Exchange
        Commission pursuant to Section 13(d) or 13(g) of the Securities Exchange
        Act of 1934. According to the filing, Husic Capital Management is a registered investment advisor of which Frank J. Husic and Company is the sole general partner. Frank J. Husic is the sole shareholder of Frank J.
        Husic and Company. Husic Capital Management, Frank J. Husic and Company and Frank J. Husic together have shared power to vote 816,100 shares and shared dispositive power as to all of the shares.


                        SECURITY OWNERSHIP OF MANAGEMENT


The following table sets forth information at March 27, 1997 regarding beneficial ownership of the Company's Common Stock (including Common Stock issuable upon the exercise of stock options exercisable within 60 days of March
27, 1997) by each director, each executive officer named in the Summary
Compensation Table, and by all directors and executive officers of the Company as a group.


NAME AND ADDRESS                       NUMBER OF SHARES          PERCENTAGE OF
OF BENEFICIAL OWNER(1)                 OF COMMON STOCK               CLASS
---------------------                  ----------------          -------------
Gregory P. Shlopak(2)                      1,257,400                  11.6%

Patrick D. Brady(3)                        1,295,600                  12.0%

Terry B. Angstadt(4)                          26,049                     *

Dominic F. Mammola(5)                          3,664                     *

Joseph W. Bartlett(6)                         12,500                     *

Louis Marx, Jr.(6)                            22,500                     *

Joseph Anthony Kouba                               0                     *

All directors and executive                2,617,382                  24.1%
officers as a group (seven
  persons)(2/3/7)


------------------------------
*   Represents less than 1%.

1 The address of each of the directors and executive officers is c/o Cyrk, Inc., 3 Pond Road, Gloucester, Massachusetts 01930.

2 Includes 64,401 shares held by a private charitable foundation as to which Mr. Shlopak, as trustee, has sole voting and dispositive power.

3 Includes 90,408 shares held by a private charitable foundation as to which Mr. Brady, as trustee, has sole voting and dispositive power.

4 Includes 14,166 shares issuable pursuant to stock options exercisable within 60 days of March 27, 1997.

5 Includes 3,333 shares issuable pursuant to stock options exercisable within 60 days of March 27, 1997.

6 These shares are issuable pursuant to stock options exercisable within 60 days of March 27, 1997.

7 Includes 52,499 shares issuable pursuant to stock options exercisable within 60 days of March 27, 1997.


                             EXECUTIVE COMPENSATION


The following table sets forth the compensation the Company paid or accrued for services rendered in 1996, 1995 and 1994 by the Chief Executive Officer and the other three executive officers of the Company:

                                       SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                     ANNUAL COMPENSATION                 COMPENSATION AWARDS
                              ---------------------------------  ------------------------------------
                                                      OTHER      RESTRICTED  SECURITIES
       NAME AND                                       ANNUAL       STOCK     UNDERLYING   ALL OTHER
  PRINCIPAL POSITION   YEAR    SALARY     BONUS    COMPENSATION    AWARDS     OPTIONS    COMPENSATION
---------------------- ----   --------   --------  ------------  ----------  ----------  ------------
Gregory P. Shlopak....  1996   $300,000         --      --           --          --      $415,407(1)
Chief Executive Officer 1995   $300,000         --      --           --          --      $415,200
                        1994   $305,769   $400,000      --           --          --      $417,347

Patrick D. Brady......  1996   $300,000         --      --           --          --      $257,989(2)
President and Chief     1995   $300,000         --      --           --          --      $255,612
Operating Officer       1994   $305,769   $400,000      --           --          --      $256,404

Terry B. Angstadt.....  1996   $175,000         --      --           --          --      $ 26,156(3)
Executive Vice          1995   $175,000         --      --           --          --      $  7,304
President               1994   $178,365   $207,574      --           --      35,000      $  5,473(3)

Dominic F. Mammola....  1996   $166,635   $ 25,000      --           --          --      $ 22,828(4)
Vice President and      1995   $150,000         --      --           --          --      $  5,594
Chief Financial Officer 1994   $ 73,846   $ 51,083      --           --      10,000      $    150


------------------------------
1      Represents (i) $4,050 contributed by the Company to the Company's 401(k)
       plan on behalf of Mr. Shlopak, (ii) $5,846 in premiums paid by the
       Company with respect to the cash surrender value benefit payable to Mr.
       Shlopak's estate under certain reverse split-dollar life insurance policies, and (iii) $405,511, the benefit to Mr. Shlopak of the payment by the Company in 1996 of premiums with respect to certain split-dollar life insurance policies, calculated as the present value of an interest-free loan of the premiums to Mr. Shlopak over his present actuarial life expectancy or, in the case of two of the policies which are survivorship policies, the actuarial life expectancy of the later to die of Mr. Shlopak and his wife. See "Insurance Arrangements."

2 Represents (i) $4,050 contributed by the Company to the Company's 401(k) plan on behalf of Mr. Brady, (ii) $7,556 in premiums paid by the Company with respect to the cash surrender value benefit payable to Mr. Brady's estate under certain reverse split-dollar life insurance policies, and
       (iii) $246,381, the benefit to Mr. Brady of the payment by the Company in 1996 of premiums with respect to certain split-dollar life insurance policies, calculated as the present value of an interest-free loan of the premiums to Mr. Brady over his present actuarial life expectancy. See
       "Insurance Arrangements."

3 Represents (i) $4,050 contributed by the Company to the Company's 401(k) plan on behalf of Mr. Angstadt and (ii) $22,106, the benefit to Mr.
       Angstadt of the payment by the Company in 1996 of respect to a split-dollar life insurance policy, calculated as the present value of an interest-free loan of the premiums to Mr. Angstadt over his present actuarial life expectancy.

4 Represents (i) $2,025 contributed by the Company to the Company's 401(k) plan on behalf of Mr. Mammola and (ii) $20,803, the benefit to Mr.
       Mammola of the payment by the Company in 1996 of premiums with respect to a split-dollar life insurance policy, calculated as the present value of an interest-free loan of the premium to Mr. Mammola over his present actuarial life expectancy.


                     OPTION GRANTS IN THE LAST FISCAL YEAR

There were no stock options granted to any of the Company's executive officers during 1996.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


The following table sets forth for each of the Company's executive officers certain information regarding exercises of stock options during 1996 and stock options held at the end of 1996.


                      SHARES                 NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                     ACQUIRED               UNDERLYING UNEXERCISED           IN-THE-MONEY
                        ON        VALUE   OPTIONS AT FISCAL YEAR-END  OPTIONS AT FISCAL YEAR-END
     NAME            EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
     ----            ---------  --------- --------------------------- ---------------------------
Gregory P. Shlopak     --         --                    --                          --
Patrick D. Brady       --         --
Terry B. Angstadt      --         --          14,166/28,334                38,957/77,919
Dominic F. Mammola     --         --            3,333/6,667                 9,166/18,334


                             INSURANCE ARRANGEMENTS

The Company provides split-dollar life insurance benefits to Messrs. Shlopak and Brady. The Company has agreed to pay the premiums for (i) two whole life policies on the lives of each of Messrs. Shlopak and Brady and (ii) two survivorship policies on the lives of Mr. Shlopak and his wife. The Company is obligated to pay these premiums whether or not either executive remains employed by the Company, except that such obligation terminates with respect to the policies of either executive if he breaches the consulting agreement between such executive and the Company pursuant to which the insured executive has agreed to render consulting services to the Company after the termination of his employment by the Company. The Company has certain rights to borrow against these policies and the right to receive an amount equal to all premiums paid by it not later than upon the death of the insured executive (or, in the case of the survivorship policies, upon the death of the later to die of Mr. Shlopak or his wife). The irrevocable trusts established by Messrs. Shlopak and Brady which own the foregoing policies are entitled to borrow against the policies, subject to certain limitations while the Company has an interest in the policies. Such trusts are also entitled to receive the death benefits under the policies net of the cumulative premiums paid by the Company. The aggregate annual premium amount payable by the Company in respect of the split-dollar policies insuring the lives of Messrs. Shlopak and Brady during the Minimum Period is $435,261 and $257,462, respectively.

In addition, the Company provides Messrs. Shlopak and Brady with reverse split-dollar life insurance pursuant to which the Company pays the premiums on universal life insurance policies on the lives of Messrs. Shlopak and Brady. Upon the death of either, assuming the policies are still in force, the Company is entitled to receive the death benefit ($3,250,000 on the life of each) and the deceased executive's estate is entitled to receive the cash surrender value of the policy.

The Performance Graph and the Report of the Compensation Committee on Executive Compensation in this Proxy Statement are not and shall not be deemed incorporated by reference into any filings of the Company with the Securities and Exchange Commission by implication or by any reference in any such filings to this Proxy Statement.

                               PERFORMANCE GRAPH

The following graph assumes an investment of $100 on July 7, 1993 (the date the Company's Common Stock was first registered under Section 12 of the Exchange
Act) and compares changes thereafter (through December 31, 1996) in the market price of the Common Stock with (i) the Nasdaq Market Index (a broad market index) and (ii) the Textile Apparel Group (a published industry index).

The Nasdaq Market Index includes both U.S. and foreign companies listed on the Nasdaq National Market and the Nasdaq SmallCap Market. The Textile Apparel Group (MG Industry Group 57) consists of all companies listed on the New York and American stock exchanges, and the Nasdaq National and SmallCap Markets that derive a majority of their revenues (as shown in their annual reports) from the manufacture of lines of clothing using woven and knitted fabrics. UPON THE REQUEST OF ANY STOCKHOLDER, THE COMPANY WILL FURNISH A LIST OF THOSE COMPANIES.

The performance of the indices is shown on a total return (dividend reinvestment) basis; however, the Company paid no dividends during the period shown. The graph lines merely connect the beginning and end of the measuring periods and do not reflect fluctuations between those dates.




                                Comparison of Annual Cumulative Return
                                              Cyrk, Inc.
                                       The Textile Apparel Group
                                                  &
                                        The Nasdaq Market Index
----------------------------------------------------------------------------------------------------------
                                Jul-7-93        Dec-31-93       Dec-31-94       Dec-31-95       Dec-31-96
----------------------------------------------------------------------------------------------------------
Cyrk, Inc.                      $100.00          $202.20         $363.74          $85.71         $114.29
----------------------------------------------------------------------------------------------------------
Textile Apparel Peer Gr         $100.00          $104.25          $95.83         $121.52         $140.46
----------------------------------------------------------------------------------------------------------
NASDAQ Market Index             $100.00          $107.50         $112.86         $146.39         $181.92
----------------------------------------------------------------------------------------------------------

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

This report has been prepared by the Compensation Committee of the Board of Directors of the Company and addresses the Company's compensation policies with respect to the Chief Executive Officer and executive officers of the Company in general.

The Company's overall policy for compensating executive officers is to establish aggregate compensation levels sufficient to retain and attract executive officers capable of leading the Company to achieve its business objectives. The principal components of executive compensation are salary, bonus and stock option grants. The Company also provides supplemental life insurance benefits to its executives. In addition, executives are eligible to participate, on a nondiscriminatory basis, in benefit programs provided to employees generally, including group medical and life insurance programs and the Company's 401(k) plan.

The Company's compensation policy with respect to its Chief Executive Officer is the same as its policy for executives generally. While the Committee considers various factors in determining the amount of each component of compensation, such determinations are ultimately based on the Committee's subjective judgment as to what is reasonable and appropriate and not on established criteria or formulas.

Salary: The 1993 salaries of Messrs. Shlopak and Brady were established by agreement among the Company's stockholders. Immediately prior to the initial public offering, these salaries were increased to $300,000 per year to reflect the anticipated increase in their responsibilities as executive officers of a publicly traded company and because of the Company's anticipated discontinuance of the payment of cash dividends after the offering. These salaries were subsequently ratified by the Compensation Committee and were not changed in either 1994, 1995 or 1996. The salary of one of the Company's other two executive officers was established based on the compensation paid to him during the prior year and the Committee's subjective judgment as to his accomplishments and the Company's success during 1993 and in the case of the other executive officer, who joined the Company in 1994, his salary was based on the compensation paid to him by his former employer and his experience as a chief financial officer.

Bonus:  A $25,000 bonus was paid to the Company's Chief Financial Officer in
1996.

Stock Options: There were no stock options granted to executive officers of the Company during 1996.

Insurance: The split-dollar life insurance program for Messrs. Shlopak and Brady was implemented by the Committee in 1994 in recognition of the substantial contributions made by these two key officers in 1994 and in prior years. The Committee's decision to make this insurance available was based on the Committee's subjective evaluation of their contributions and not on any established or objective criteria.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executives. Qualifying, performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee currently intends to structure stock option grants to executive officers in a manner that complies with the performance-based requirements of the statute. However, the Committee otherwise anticipates that the statute will not alter the Company's policy of establishing executive compensation at levels sufficient to retain and attract executive officers, regardless of deductibility.

The Compensation Committee:   Louis Marx, Jr.     Joseph W. Bartlett

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

GENERAL. Decisions concerning executive compensation are made by the Compensation Committee of the Board of Directors, which during 1996 consisted of Messrs. Marx and Bartlett, neither of whom is or was an officer or employee of the Company or any of its subsidiaries. In 1996, none of the executive officers of the Company served on the board of directors of another entity other than as described below.

REAL ESTATE MATTERS. Pursuant to a lease entered into in 1989, the Company leases its principal executive offices located in Gloucester, Massachusetts from PG Realty Trust, of which Mr. Shlopak is a trustee and beneficiary. In addition, pursuant to a lease also entered into in 1989, the Company leases certain combined office and warehouse space located in Gloucester, Massachusetts from LPG Realty Trust, of which Mr. Shlopak is also a trustee and beneficiary. The aggregate annual rent under these leases is $536,000. Both leases are triple net and terminate in April 1999. Additionally, the Company occupies other executive office and warehouse space in Gloucester, Massachusetts which is owned by PG Realty Trust, of which Mr. Shlopak is a trustee and beneficiary. Currently, the Company has not entered into a lease for this space but is paying $14,267 per month in rent.

The Company leases warehouse space in Danvers, Massachusetts under the terms of a five-year extension option to an operating lease agreement which has expired from a trust of which Mssrs. Shlopak and Brady are trustees and beneficiaries. The extension option expires in April 2001. Pursuant to the terms of the extension option, the Company pays $25,000 per month in rent. The Company has loaned this trust $3,230,000. The loan bears interest at the rate of 15% per year and matures at the end of April 1997.

TRANSACTIONS WITH DIRECTORS. Louis Marx, Jr., a director and, through April 4, 1997, chairman of the Compensation Committee of the Company, is chairman of the executive committee of The Forschner Group, Inc. ("Forschner"). Mr. Marx is also the founder and Chairman of the Executive Committee of the Board of Directors of the Noel Group, Inc., a principal stockholder of Simmons Outdoor Corporation ("Simmons"). Forschner and Simmons are suppliers of promotional products to the Company. The Company purchased $2,064,000 from these affiliates of Mr. Marx in 1996. The Company owns 200,000 shares of preferred stock of Forschner Enterprises, Inc., a venture capital company founded and controlled by Forschner. Messrs. Marx and Shlopak are directors of Forschner Enterprises, Inc.

                  RATIFICATION OF THE APPOINTMENT OF AUDITORS

The firm of Coopers & Lybrand L.L.P., certified public accountants, served as the Company's independent auditors for the fiscal year ended December 31, 1996 and, subject to stockholder approval, has been appointed by the Board of Directors as the Company's independent auditors for the fiscal year ending December 31, 1997.

Although there is no legal requirement that this matter be submitted to a vote of the stockholders, the Board of Directors believes that the selection of independent auditors is of sufficient importance to seek stockholder ratification. In the event that the appointment of Coopers & Lybrand L.L.P. is not ratified by stockholders, the Board will reconsider its appointment.

A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting to make a statement if he wishes to do so and to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
                                 APPOINTMENT.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder who wishes to present a proposal for action at the 1998 Annual Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company, must deliver such proposal to the Company at its principal executive offices no later than December 9, 1997 and must meet the other requirements for inclusion set forth in Rule 14a-8 under the Securities Exchange Act of 1934.


April 9, 1997                             By Order of the Board of Directors
                                          Patricia J. Landgren
                                          Secretary

                                 DETACH HERE


                                  CYRK, INC.

                        ANNUAL MEETING OF STOCKHOLDERS

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P         The undersigned hereby (i) revokes previous proxies given with respect to the shares of the common stock of Cyrk, Inc. (the "Company") noted on
R the reverse side hereof and registered in the name of the undersigned (the "Shares"); (ii) acknowledges receipt of the Notice and Proxy Statement
O dated April 7, 1997 in connection with the Annual Meeting of Stockholders of the Company to be held on May 8, 1997 at 10:00 a.m. at the offices of
X Choate, Hall & Stewart, Exchange Place, 53 State Street, 36th Floor, Boston, Massachusetts, or any adjournment thereof; and (iii) appoints
Y Gregory P. Shlopak, Patrick D. Brady and Patricia J. Landgren, or any of them, each with full power to act alone, the attorneys and proxies of the undersigned with power of substitution to each, to vote all of the Shares that the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of the Company, and at any adjournment thereof, with all the powers the undersigned would have had if personally present at said meeting. Without limiting the generality of the authorization hereby given, said proxies are, and each of them is instructed to vote or act as follows on the matters to be voted upon set forth in said Proxy Statement.

          IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, YOU NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE - YOU NEED NOT MARK ANY BOXES.

                                                                   -------------
                                                                    SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
                                                                   -------------

                                  [CYRK LOGO]












                                 DETACH HERE

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE AND "FOR" PROPOSALS 2, 3, 4 AND 5.


                                                                                               FOR     AGAINST    ABSTAIN
1. Election of Class 1 Director              2. Approval and ratification of an amendment      [ ]       [ ]        [ ]
                                                to the 1993 Omnibus Stock Plan to
NOMINEE: Joseph W. Bartlett                     increase the number of shares of Common
                                                Stock available for issuance thereunder
       FOR        WITHHELD                      from 2,000,000 to 3,000,000.
  [ ]  THE    [ ] FROM THE
     NOMINEE      NOMINEE                    3. Approval and ratification of an amendment      [ ]       [ ]        [ ]
                                                to the 1993 Employee Stock Purchase Plan
                       MARK HERE                to increase the number of shares of
                     FOR ADDRESS  [ ]           Common Stock available for issuance
                      CHANGE AND                thereunder from 150,000 to 300,000.
                      NOTE BELOW
                                             4. Approval and adoption of the 1997              [ ]       [ ]        [ ]
                                                Acquisition Stock Plan.

                                             5. Ratification of the appointment of Coopers     [ ]       [ ]        [ ]
                                                & Lybrand L.L.P. as the Company's
                                                independent auditors.

                                             6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                             PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY USING THE
                                             ENCLOSED ENVELOPE.

                                             Please sign exactly as your name appears hereon. Joint owners should both sign.
                                             When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by
                                             President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature:                                       Date:            Signature:                                       Date:
          ---------------------------------------     ------------          ---------------------------------------     ------------


                                   CYRK, INC.

                             1993 OMNIBUS STOCK PLAN
                                 --------------


     1. PURPOSE. This Cyrk, Inc. 1993 Omnibus Stock Plan (the "Plan") is intended to provide incentives (a) to the officers and other employees of Cyrk, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted hereunder ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 425 of the Code.

     2. ADMINISTRATION OF THE PLAN. (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee (the "Committee") of two or more of its members to administer this Plan. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Exchange Act each member of the Committee shall be a "Non-Employee Director" as defined in Rule 16b-3 under the Exchange Act. Subject to ratification of the grant of each Option or Restricted Stock by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Restricted Stock) to whom Non-Qualified Options or Restricted Stock may be granted; (ii) determine the time or times at which Options or Restricted Stock may be granted;
(iii) determine the option price of shares subject to each Option, which price with respect to ISOs shall not be less than the minimum specified in paragraph 7, and the purchase price of Restricted Stock; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 8) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and to Restricted Stock, and the nature of such restrictions, if any; and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or authorization or agreement for Restricted Stock granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Stock granted under it.

     (b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any officer or other employee of the Company or any Related Corporation. Those directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options and Restricted Stock may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration an optionee's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option or Restricted Stock. Granting of any Option or Restricted Stock to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options or Restricted Stock.

     4. STOCK. The stock subject to Options and Restricted Stock shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 3,000,000, subject to adjustment as provided in paragraph 14. Any such shares may be issued as ISOs, Non-Qualified Options or Restricted Stock so long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Restricted Stock shall be reacquired by the Company by exercise of its repurchase option, the shares subject to such expired or terminated Option and reacquired shares of Restricted Stock shall again be available for grants of Options or Restricted Stock under the Plan.

     5. INDIVIDUAL PARTICIPANT LIMITATION. Any other provision of this Plan notwithstanding, the number of shares of Common Stock for which Options may be granted in any single fiscal year of the Company to any participant shall not exceed 500,000 shares (the "Individual Limit"). For purposes of the foregoing limitation, if any Option is cancelled, the cancelled Option shall continue to be counted against the Individual Limit; if after grant the exercise price of an Option is modified, the transaction shall be treated as the cancellation of the Option and the grant of a new Option. In any such case, both the Option that is cancelled and the Option deemed to be granted shall be counted against the Individual Limit.

     6. GRANTS UNDER THE PLAN. Options or Restricted Stock may be granted under the Plan at any time on or after May 10, 1993 and prior to May 10, 2003. Any such grants of ISOs shall be subject to the receipt, within 12 months of May 10, 1993, of the approval of Stockholders as provided in paragraph 18. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the Option; provided, however, that such date shall not be prior to the date of award. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

     7. MINIMUM OPTION PRICE: ISO LIMITATIONS. (a) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value of Common Stock on the date of grant.

     (b) In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

     (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System or on a national securities exchange. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     8. OPTION DURATION. Subject to earlier termination as provided in paragraphs 10 and 11, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant and in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, not more than five years from date of grant. Subject to earlier termination as provided in paragraphs 10 and 11, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     9. EXERCISE OF OPTION. Subject to the provisions of paragraphs 10 through 13, each Option granted under the Plan shall be exercisable as follows:

          (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          (c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          (d) The Committee shall have the right to accelerate the date of exercise of any installment; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 17) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code which provides generally that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all plans of the Company and any Related Corporation) shall not exceed $100,000.

          10. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability as provided in paragraph 11, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. Nothing in the Plan shall be deemed to give any grantee of any Option or Restricted Stock the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination or cancellation provisions as the Committee may determine.

     11. DEATH; DISABILITY; DISSOLUTION. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the optionee's death.

     If an optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall have the meaning assigned to it in Section 22(e)(3) of the Code or any successor statute.

     In the case of a partnership, corporation or other entity holding a Non-Qualified Option, if such entity is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity, such Option shall terminate immediately.

     12. ASSIGNABILITY. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the Optionee each Option shall be exercisable only by him.

     13. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 7 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including transfer and repurchase restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     14. ADJUSTMENTS. Upon the happening of any of the following described events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided:

          (a) In the event shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of common stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange.

          (b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

          (c) Notwithstanding the foregoing, any adjustments made pursuant to subparagraph (a) or (b) shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments with respect to ISOs will constitute a "modification" of such ISOs as that term is defined in
Section 425 of the Code, or cause any adverse tax consequences for the holders of such ISOs. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (d) No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (d), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

          (e) Upon the happening of any of the foregoing events described in subparagraphs (a) or (b) above, the class and aggregate number of shares set forth in paragraph 4 hereof which are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 14, and subject to paragraph 2, its determination shall be conclusive.

     15. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (i) in United States dollars in cash or by check, or (ii) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (iii) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or
(iv) at the discretion of the Committee, by any combination of (i), (ii) and
(iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or
(iii) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 14 with respect to change in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificates is issued.

     16. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS: TERMINATION OF ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

          17. RESTRICTED STOCK. Each Grant of Restricted Stock under the Plan shall be evidenced by an instrument (a "Restricted Stock Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

          (a) The Committee shall determine the number of shares of Common Stock to be issued to an eligible person pursuant to the grant of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

          (b) Shares issued pursuant to a grant of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine, from the date on which the Restricted Stock is granted (the "Restricted Period"). The Company will have the option to repurchase the Common Stock at such price as the Committee shall have fixed in the Restricted Stock Agreement which option will be exercisable (i) if the Participant's continuous employment or performance of services for the Company and the Related Corporations shall terminate prior to the expiration of the Restricted Period,
(ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Restricted Stock, or (iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee in the Restricted Stock Agreement. Each certificate for shares issued as Restricted Stock shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions; shall be deposited by the stockholder with the Company, together with a stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If shares issued as Restricted Stock shall be repurchased pursuant to the repurchase option described above, the stockholder, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company, such repurchase option and the restrictions imposed pursuant to the first sentence of this subparagraph (b) shall terminate and be of no further force and effect.

     (c) If a person who has been in continuous employment or performance of services for the Company or a Related Corporation since the date on which Restricted Stock was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability or by reason of early, normal or deferred retirement under an approved retirement program of the Company or a Related Corporation (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Restricted Stock was granted to him and prior to the end of the Restricted Period, the Committee may determine to cancel the repurchase option (and any and all other restrictions) on any or all of the shares of Restricted Stock; and the repurchase option shall become exercisable at such time as to the remaining shares, if any.

     18. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on May 10, 1993, subject to approval of the Plan by the holders of a majority of the outstanding voting stock of the Company. The Plan shall expire on May 9, 2003 (except as to Options and Restricted Stock outstanding on that date). Subject to the provisions of paragraph 6 above, Options and Restricted Stock may be granted under the Plan by the Committee, prior to the date of stockholder approval of the Plan. If the approval of Stockholders is not obtained by May 10, 1994, any grants of Options or Restricted Stock under the Plan made prior to that date will be rescinded. The Board may terminate or amend the Plan in any respect at any time, except that, any amendment that (a) increases the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 14); (b) changes the class of persons eligible to participate in the Plan, or (c) materially increases the benefits to participants under the Plan, shall be subject to approval by Stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the foregoing amendments, and shall be null and void if such approval is not obtained. Except as provided in the fourth sentence of this paragraph 18, in no event may action of the Board or Stockholders alter or impair the rights of an optionee or purchaser of Restricted Stock without his consent, under any Option or Restricted Stock previously granted to him.

     19. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options and Restricted Stock authorized under the Plan shall be used for general corporate purposes.

     20. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     21. WITHHOLDING OF ADDITIONAL INCOME TAXES. The Company, in accordance with the Code, may, upon exercise of a Non-Qualified Option or the purchase of Common Stock for less than its fair market value or the lapse of restrictions on Restricted Stock or the making of a Disqualifying Disposition (as defined in paragraph 22) require the employee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income.

     22. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives ISOs shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

     23. GOVERNING LAWS; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Options and Restricted Stock shall be governed by the laws of the Commonwealth of Massachusetts. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                   CYRK, INC.

                        1993 EMPLOYEE STOCK PURCHASE PLAN

                          Effective as of May 10, 1993


 l. PURPOSE. The purpose of this Employee Stock Purchase Plan (the "Plan") is to provide employees of Cyrk, Inc., a Delaware corporation (formerly, Cyrk International, Inc., and, hereinafter, the "Company"), and its subsidiaries, who wish to become stockholders of the Company an opportunity to purchase Common Stock of the Company (the "Shares"). The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

 2. ELIGIBLE EMPLOYEES. Subject to provisions of Sections 7, 8 and 9 below, any individual who is in the full-time employment (as defined below) of the Company, or any of its subsidiaries (as defined in Section 424(f) of the Code) the employees of which are designated by the Board of Directors as eligible to participate in the Plan, is eligible to participate in any Offering of Shares (as defined in Section 3 below) made by the Company hereunder. Full-time employment shall include all employees whose customary employment is:

     (a)  in excess of 20 hours per week; and

     (b)  more than five months in the relevant calendar year.

 3. OFFERING DATES. From time to time the Company, by action of the Board of Directors, will grant rights to purchase Shares to employees eligible to participate in the Plan pursuant to one or more offerings (each of which is an "Offering") on a date or series of dates (each of which is an "Offering Date") designated for this purpose by the Board of Directors.

 4. PRICES. The Price per share for each grant of rights hereunder shall be the lesser of:

     (a) eighty-five percent (85%) of the fair market value of a Share on the Offering Date on which such right was granted; or

     (b) eighty-five percent (85%) of the fair market value of a Share on the date such right is exercised. At its discretion, the Board of Directors may determine a higher price for a grant of rights.

     For purposes of this Plan, the term "fair market value" on any date means
     (i) the average (on that date) of the high and low prices of the Company's Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Sock is not reported on the NASDAQ National Market List. If the Company's Common Stock is not publicly traded at the time right is granted under this Plan, "fair market value" shall mean the fair market value of the Common Stock as determined by the Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

 5.  EXERCISE OF RIGHTS AND METHOD OF PAYMENT.

     (a) Rights granted under the Plan will be exercisable periodically on specified dates as determined by the Board of Directors.

     (b) The method of payment for Shares purchased upon exercise or rights granted hereunder shall be through regular payroll deductions or by lump sum cash payment, or both, as determined by the Board of Directors. No interest shall be paid upon payroll deductions unless specifically provided for by the Board of Directors.

     (c) Any payments received by the Company from a participating employee and not utilized for the purchase of Shares upon exercise of a right granted hereunder shall be promptly returned to such employee by the Company after termination of the right to which the payment relates.

 6. TERM OF RIGHTS. Rights granted on any Offering Date shall be exercisable upon the expiration of such period ("Offering Period") as shall be determined by the Board of Directors when it authorizes the Offering, provided that such Offering Period shall in no event be longer than twenty-seven (27) months.

 7. SHARES SUBJECT TO THE PLAN. No more than 300,000 Shares may be sold pursuant to rights granted under the Plan; provided, however, that appropriate adjustment shall be made in such number, in the number of Shares covered by outstanding rights granted hereunder, in the exercise price of the rights and in the maximum number of Shares which an employee may purchase (pursuant to Section 9 below) to give effect to any mergers, consolidations, reorganizations, recapitalizations, stock splits, stock dividends or other relevant changes in the capitalization of the Company occurring after the effective date of the Plan, provided that no fractional Shares shall be subject to a right and each right shall be adjusted downward to the nearest full Share. Any agreement of merger or consolidation will include provisions for protection of the then existing rights of participating employees under the Plan. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Company may be made subject to rights under the Plan. If for any reason any right under the

     Plan terminates in whole or in part, Shares subject to such terminated right may again be subjected to a right under the Plan.

 8.  LIMITATIONS ON GRANTS.

     (a) No employee shall be granted a right hereunder if such employee, immediately after the right is granted, would own stock or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or of any subsidiary, computed in accordance with Sections 423(b)(3) and 424(d) of the Code.

     (b) No employee shall be granted a right which permits his right to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) (or such other maximum as may be prescribed from time to time by the Code) of the fair market value of such Shares (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time in accordance with the provisions of Section 423(b)(8) of the Code.

     (c) No right granted to any participating employee under a single Offering shall cover more shares than may be purchased at an exercise price equal to 10% of the compensation payable to the employee during the Offering not taking into consideration any changes in the employee's rate of compensation after the date the employee elects to participate in the Offering, or such other percentage as determined by the Board of Directors from time to time.

 9. LIMIT ON PARTICIPATION. Participation in an Offering shall be limited to eligible employees who elect to participate in such Offering in the manner, and within the time limitation, established by the Board of Directors when it authorizes the offering.

10. CANCELLATION OF ELECTION TO PARTICIPATE. An employee who has elected to participate in an Offering may, unless the employee has waived this cancellation right at the time of such election in a manner established by the Board of Directors, cancel such election as to all (but not part) of the rights granted under such Offering by giving written notice of such cancellation to the Company before the expiration of the Offering Period. Any amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee, without interest, upon such cancellation.

11. TERMINATION OF EMPLOYMENT. Upon termination of employment for any reason, including the death of the employee, before the date on which any rights granted under the Plan are exercisable, all such rights shall immediately terminate and amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee or to the employee's estate, without interest.

12. EMPLOYEE'S RIGHTS AS STOCKHOLDER. No participating employee shall have any rights as a stockholder in the Shares covered by a right granted hereunder until such rights has been exercised, full payment has been made for the corresponding Shares and the Share certificate is actually issued.

13. RIGHTS NOT TRANSFERABLE. Rights under the Plan are not assignable or transferable by a participating employee and are exercisable only by the employee.

14. LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN. The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his/her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal or state securities laws; provided, however, that because of certain Federal tax requirements, each employee agrees by entering the Plan, promptly to give the Company notice of any such stock disposed of within two years after the date of grant of the applicable right showing the number of such shares disposed of. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

15. AMENDMENTS TO OR DISCONTINUANCE OF THE PLAN. The Board of Directors may at any time terminate or amend this Plan without notice and without further action on the part of stockholders of the Company, provided:

     (a) that no such termination or amendment shall adversely affect the then existing rights of any participating employee;

     (b)  that any such amendment which:

          (i) increases the number of Shares subject to the Plan (subject to the provisions of Section 7);

          (ii) changes the class of persons eligible to participate under the Plan; or

          (iii) materially increases the benefits accruing to participants under the Plan shall be subject to approval of the stockholders of the Company.

16. EFFECTIVE DATE AND APPROVALS. The Plan is being adopted by the Board of Directors on May 10, 1993 to become effective as of said date. The Company's obligation to offer, sell and deliver its Shares under the Plan is subject to the approval of its stockholders not later than May 10, 1994 and of any governmental authority required in connection with the authorized issuance or sale of such Shares and is further subject to the Company receiving the opinion of its counsel that all applicable securities laws have been complied with.

17.  TERM OF PLAN. No rights shall be granted under the Plan after May 10, 2003.

18. ADMINISTRATION OF THE PLAN. The Board of Directors or any committee or persons to whom it delegates its authority (the "Administrator") shall administer, interpret and apply all provisions of the Plan. The Administrator may waive such provisions of the Plan as it deems necessary to meet special circumstances not anticipated or covered expressly by the Plan. Nothing contained in this Section shall be deemed to authorize the Administrator to alter or administer the provisions of the Plan in a manner inconsistent with the provisions of Section 423 of the Code. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any right granted under it.

     Date approved by the Board
     of Directors of the Company:                May 10, 1993

     Date approved by the
     Stockholders of the Company:                May 10, 1993

                                   CYRK, INC.

                           1997 ACQUISITION STOCK PLAN
                                 --------------


         1. PURPOSE. This Cyrk, Inc. 1997 Acquisition Stock Plan (the "Plan") is intended to provide incentives in conjunction with the acquisition of additional businesses and lines of business by Cyrk, Inc. (a) to the officers and other employees of Cyrk, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted hereunder ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 425 of the Code.

         2. ADMINISTRATION OF THE PLAN. (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee (the "Committee") of two or more of its members to administer this Plan. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Exchange Act each member of the Committee shall be a "Non-Employee Director" as defined in Rule 16b-3 under the Exchange Act. Subject to ratification of the grant of each Option or Restricted Stock by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Restricted Stock) to whom Non-Qualified Options or Restricted Stock may be granted; (ii) determine the time or times at which Options or Restricted Stock may be granted;
(iii) determine the option price of shares subject to each Option, which price with respect to ISOs shall not be less than the minimum specified in paragraph 7, and the purchase price of Restricted Stock; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 8) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and to Restricted Stock, and the nature of such restrictions, if any; and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under
Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or authorization or agreement for Restricted Stock granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Stock granted under it.

         (b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any officer or other employee of the Company or any Related Corporation. Those directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options and Restricted Stock may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration an optionee's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option or Restricted Stock. Granting of any Option or Restricted Stock to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options or Restricted Stock.

         4. STOCK. The stock subject to Options and Restricted Stock shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 1,000,000, subject to adjustment as provided in paragraph 14. Any such shares may be issued as ISOs, Non-Qualified Options or Restricted Stock so long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Restricted Stock shall be reacquired by the Company by exercise of its repurchase option, the shares subject to such expired or terminated Option and reacquired shares of Restricted Stock shall again be available for grants of Options or Restricted Stock under the Plan.

         5. INDIVIDUAL PARTICIPANT LIMITATION. Any other provision of this Plan notwithstanding, the number of shares of Common Stock for which Options may be granted in any single fiscal year of the Company to any participant shall not exceed 500,000 shares (the "Individual Limit"). For purposes of the foregoing limitation, if any Option is cancelled, the cancelled Option shall continue to be counted against the Individual Limit; if after grant the exercise price of an Option is modified, the transaction shall be treated as the cancellation of the

Option and the grant of a new Option. In any such case, both the Option that is cancelled and the Option deemed to be granted shall be counted against the Individual Limit.

         6. GRANTS UNDER THE PLAN. Options or Restricted Stock may be granted under the Plan at any time on or after April 4, 1997 and prior to April 4, 2007. Any such grants of ISOs shall be subject to the receipt, within 12 months of April 4, 1997, of the approval of the stockholders of the Company as provided in paragraph 18. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the Option; provided, however, that such date shall not be prior to the date of award. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

         7. MINIMUM OPTION PRICE: ISO LIMITATIONS. (a) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value of Common Stock on the date of grant.

         (b) In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

         (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System or on a national securities exchange. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         8. OPTION DURATION. Subject to earlier termination as provided in paragraphs 10 and 11, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant and in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, not more than five years from date of grant. Subject to earlier termination as provided in paragraphs 10 and 11, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

         9. EXERCISE OF OPTION. Subject to the provisions of paragraphs 10 through 13, each Option granted under the Plan shall be exercisable as follows:

         (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

         (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

         (c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

         (d) The Committee shall have the right to accelerate the date of exercise of any installment; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 17) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code which provides generally that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all plans of the Company and any Related Corporation) shall not exceed $100,000.

         10. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability as provided in paragraph 11, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. Nothing in the Plan shall be deemed to give any grantee of any Option or Restricted Stock the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination or cancellation provisions as the Committee may determine.

         11. DEATH; DISABILITY; DISSOLUTION. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the optionee's death.

         If an optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall have the meaning assigned to it in Section 22(e)(3) of the Code or any successor statute.

         In the case of a partnership, corporation or other entity holding a Non-Qualified Option, if such entity is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity, such Option shall terminate immediately.

         12. ASSIGNABILITY. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the Optionee each Option shall be exercisable only by him.

         13. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 7 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including transfer and repurchase restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         14. ADJUSTMENTS. Upon the happening of any of the following described events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided:

         (a) In the event shares of Common Stock shall be sub-divided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of common stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange.

         (b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

         (c) Notwithstanding the foregoing, any adjustments made pursuant to subparagraph (a) or (b) shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments with respect to ISOs will constitute a "modification" of such ISOs as that term is defined in
Section 424(h) of the Code, or cause any adverse tax consequences for the holders of such ISOs. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         (d) No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (d), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

         (e) Upon the happening of any of the foregoing events described in subparagraphs (a) or (b) above, the class and aggregate number of shares set forth in paragraph 4 hereof which are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 14, and subject to paragraph 2, its determination shall be conclusive.

         15. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (i) in United States dollars in cash or by check, or (ii) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (iii) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or
(iv) at the discretion of the Committee, by any combination of (i), (ii) and
(iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or
(iii) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 14 with respect to change in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificates is issued.

         16. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS: TERMINATION OF ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

         17. RESTRICTED STOCK. Each Grant of Restricted Stock under the Plan shall be evidenced by an instrument (a "Restricted Stock Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

         (a) The Committee shall determine the number of shares of Common Stock to be issued to an eligible person pursuant to the grant of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

         (b) Shares issued pursuant to a grant of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine, from the date on which the Restricted Stock is granted (the "Restricted Period"). The Company will have the option to repurchase the Common Stock at such price as the Committee shall have fixed in the Restricted Stock Agreement which option will be exercisable (i) if the Participant's continuous employment or performance of services for the Company and the Related Corporations shall terminate prior to the expiration of the Restricted Period,
(ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Restricted Stock, or (iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee in the Restricted Stock Agreement. Each certificate for shares issued as Restricted Stock shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions; shall be deposited by the stockholder with the Company, together with a stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If shares issued as Restricted Stock shall be repurchased pursuant to the repurchase option described above, the stockholder, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company, such repurchase option and the restrictions imposed pursuant to the first sentence of this subparagraph
(b) shall terminate and be of no further force and effect.

         (c) If a person who has been in continuous employment or performance of services for the Company or a Related Corporation since the date on which Restricted Stock was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability or by reason of early, normal or deferred retirement under an approved retirement program of the Company or a Related Corporation (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Restricted Stock was granted to him and prior to the end of the Restricted Period, the Committee may determine to cancel the repurchase option (and any and all other restrictions) on any or all of the shares of Restricted Stock; and the repurchase option shall become exercisable at such time as to the remaining shares, if any.

         18. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on April 4, 1997, subject to approval of the Plan by the stockholders of the Company. The Plan shall expire on April 4, 2007 (except as to Options and Restricted Stock outstanding on that date). Subject to the provisions of paragraph 6 above, Options and Restricted Stock may be granted under the Plan by the Committee, prior to the date of stockholder approval of the Plan. If the approval of Stockholders is not obtained by April 4, 1998, any grants of Options or Restricted Stock under the Plan made prior to that date will be rescinded. The Board may terminate or amend the Plan in any respect at any time, except that, any amendment that (a) increases the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 14); (b) changes the class of persons eligible to participate in the Plan, or (c) materially increases the benefits to participants under the Plan, shall be subject to approval by the stockholders of the Company obtained within 12 months before or after the Board adopts a resolution authorizing any of the foregoing amendments, and shall be null and void if such approval is not obtained. Except as provided in the fourth sentence of this paragraph 18, in no event may action of the Board or stockholders alter or impair the rights of an optionee or purchaser of Restricted Stock without his consent, under any Option or Restricted Stock previously granted to him.

         19. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options and Restricted Stock authorized under the Plan shall be used for general corporate purposes.

         20. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         21. WITHHOLDING OF ADDITIONAL INCOME TAXES. The Company, in accordance with the Code, may, upon exercise of a Non-Qualified Option or the purchase of Common Stock for less than its fair market value or the lapse of restrictions on Restricted Stock or the making of a Disqualifying Disposition (as defined in paragraph 22) require the employee to pay additional

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


withholding taxes in respect of the amount that is considered compensation includible in such person's gross income.

         22. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives ISOs shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

         23. GOVERNING LAWS; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Options and Restricted Stock shall be governed by the laws of the Commonwealth of Massachusetts. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.


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